EXECUTION COPY

          NINTH AMENDMENT AND WAIVER dated as of October 22, 2004 (this “Amendment”), to the Credit Agreement dated as of September 22, 2000 (the “Credit Agreement”), as heretofore amended, among Select Medical Corporation, a Delaware corporation (the “Company”), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company (“CBIL” and, together with the Company, the “Borrowers”), the Lenders party thereto, JPMorgan Chase Bank, as US Agent and US Collateral Agent, JPMorgan Chase Bank, Toronto Branch (as successor to J.P. Morgan Bank Canada), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

          WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve the amendment of certain provisions of the Credit Agreement;

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendment;

          NOW, THEREFORE, in consideration of the premises, the Borrowers and the undersigned Lenders hereby agree as follows:

          SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined in Section 4), the parties hereto hereby amend the Credit Agreement as follows:

          (a) Amendment of Section 1.01. Section 1.01 is hereby amended as follows:

          (i) The definition of “Change of Control” is amended to read as follows:

          “‘Change of Control’ means

     (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group is or becomes at any time the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (i) such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of voting stock of the Company representing in excess of 30% of the total voting power represented by the issued and outstanding Equity Interests of the Company;

     (ii) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (a) nominated by the board of directors of the Company nor (b) appointed by directors so nominated;

     (iii) at any time, the failure of the Company, directly or indirectly, to (a) own at least 51% of the outstanding shares of voting stock of CBIL or (b) have the power to direct the management and policies of CBIL; or

     (iv) at any time, the occurrence of a “change in control” or similar event, however denominated, under the Senior Subordinated Notes, any other Indebtedness with a principal amount in excess of $5,000,000 or any preferred stock of the Company or any Significant Subsidiary.”

          (ii) The definition of “Prepayment Event” is amended by revising paragraph (c) of such definition to read as follows:

     “(c) the issuance by the Company or any Subsidiary of any Equity Interests, or the receipt by the Company or any Subsidiary of any capital contribution, other than any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Company or a Subsidiary; or”

          (iii) The definition of “Controlling Shareholders” is deleted in its entirety.

          (iv) The following new definition is inserted in its proper alphabetical position:

          ““Exchange Act” means the Securities Exchange Act of 1934. ”

          (b) Amendment of Section 7.01. Section 7.01 is amended by replacing “; or” at the end of paragraph (o) with “.” and deleting paragraph (p) in its entirety.

          SECTION 2. Waiver. The Lenders waive any Default that would not have occurred had this Amendment been in effect immediately prior to its occurrence.

          SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when the US Agent (or its counsel) shall have received (i) counterparts of this Amendment signed on behalf of the Borrowers and

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the Required Lenders or (ii) written evidence satisfactory to the US Agent (which may include telecopy transmissions of signed signature pages) that the Borrowers and the Required Lenders have signed counterparts of this Amendment.

          SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 6. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

SELECT MEDICAL CORPORATION,

by:	/s/ Michael E. Tarvin

Name: Michael E. Tarvin
Title: Senior Vice President

CANADIAN BACK INSTITUTE LIMITED,

by:	/s/ Michael E. Tarvin

Name: Michael E. Tarvin Title: Vice President

JPMORGAN CHASE BANK, individually and as US Agent and US Collateral Agent,

by:	/s/ Stephanie Parker

Name: Stephanie Parker Title: Vice President

JPMORGAN CHASE BANK, TORONTO BRANCH, individually
and as Canadian Agent and Canadian Collateral
Agent,

by:	/s/ Stephanie Parker
Name: Stephanie Parker
Title: Vice President

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To approve the Ninth Amendment and Waiver (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of October 22, 2004:

Name of Institution:

Bank of America, N.A.

by:	/s/ Kevin Wagley

Name: Kevin Wagley
Title: Principal

To approve the Ninth Amendment and Waiver (the
“Amendment”) to the Select Medical Corporation
Credit Agreement dated as of October 22, 2004:

Name of Institution:

CAYLON NEW YORK BRANCH

by:	/s/ Charles Heidsieck

Name: Charles Heidsieck
Title: Managing Director

by:	/s/ Misha Zabotin

Name: Misha Zabotin
Title: Managing Director

To approve the Ninth Amendment and Waiver (the
“Amendment”) to the Select Medical Corporation
Credit Agreement dated as of October 22, 2004:

Name of Institution:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

by:	/s/ Paul L. Colon

Name: Paul L. Colon
Title: Director

by:	/s/ Karim Blasetti

Name: Karim Blasetti
Title: Associate

To approve the Ninth Amendment and Waiver (the
“Amendment”) to the Select Medical Corporation
Credit Agreement dated as of October 22, 2004:

Name of Institution:

GENERAL ELECTRIC CAPITAL CORPORATION

by:	/s/ Mei Nishiwaki

Name: Mei Nishiwaki
Title: Duly Authorized Signatory

by:

Name:
Title:

To approve the Ninth Amendment and Waiver (the
“Amendment”) to the Select Medical Corporation
Credit Agreement dated as of October 22, 2004:

Name of Institution:

WACHOVIA BANK, NATIONAL ASSOCIATION

by:	/s/ Jeanette A. Griffin

Name: Jeanette A. Griffin
Title: Director

by:

Name:
Title: